Exhibit 24.1

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York , on the May 10, 2023.

OMNILIT ACQUISITION CORP.

By:	/s/ Al Kapoor
Name:	Al Kapoor
Title:	Chairman and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Al Kapoor and Robert O. Nelson II, each acting alone, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4, or other appropriate form, and all amendments thereto, including post-effective amendments, of OmniLit Acquisition Corp. and to file the same, with any exhibits thereto, with the Securities and Exchange Commission, or any state securities department or any other federal or state agency or governmental authority granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

NAME	POSITION	DATE

/s/ Al Kapoor	Chairman and Chief Executive Officer and Director	May 10, 2023
Al Kapoor

/s/ Robert O. Nelson II	Chief Financial Officer and Secretary	May 10, 2023
Robert O. Nelson II

/s/ Skylar M. Jacobs	Chief Operating Officer	May 10, 2023
Skylar M. Jacobs

/s/ Albert A. Manzone	Director	May 10, 2023
Albert A. Manzone

/s/ Wally Bishop	Director	May 10, 2023
Wally Bishop

/s/ Brent Rosenthal	Director	May 10, 2023
Brent Rosenthal

NAME	POSITION	DATE

/s/ Al Kapoor	Chairman and Chief Executive Officer and Director	October 5, 2023
Al Kapoor

/s/ Robert O. Nelson II	Chief Financial Officer and Secretary	October 5, 2023
Robert O. Nelson II

/s/ Skylar M. Jacobs	Chief Operating Officer	October 5, 2023
Skylar M. Jacobs

/s/ Albert A. Manzone	Director	October 5, 2023
Albert A. Manzone

/s/ Wally Bishop	Director	October 5, 2023
Wally Bishop

/s/ Brent Rosenthal	Director	October 5, 2023
Brent Rosenthal